SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934


Filed by Registrant [x]               Filed by a Party other than
                                      the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement      [ ]  Confidential, for Use
[ ]  Definitive Proxy Statement            of the Commission Only
                                           (as permitted by
                                           Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section
     240.14a-12


                     SDC INTERNATIONAL, INC.
        (Name of Registrant as Specified In Its Charter)

    --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than
                          the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules
      14a- 6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

     ____________________________________________________________


  2) Aggregate number of securities to which transaction applies:
     ____________________________________________________________


  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:  $__________

  5) Total fee paid:  $___________

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1) Amount Previously Paid:
  2) Form, Schedule or Registration Statement No.:
  3) Filing Party:
  4) Date Filed:

                     SDC INTERNATIONAL, INC.
                        231 Bradley Place
                    Palm Beach, Florida 33480
                         (561) 882-9300

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:     __________________, 2003
Time:     10:00 a.m., local time
Place:    Sheraton Hotel
          630 Clearwater Park Road
          W. Palm Beach, Florida 33401

     We invite you to attend the SDC International, Inc. annual meeting of stockholders to:

1. Elect four directors for a one-year term or until the election and qualification of their respective successors;

2. Ratify the appointment of BDO CS s.r.o. as our independent auditors;

3. Vote upon a proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000; and

4. Transact any other business that is properly submitted before the annual meeting or any adjournments of the annual meeting.

     Only stockholders of record at the close of business on _____________, 2003 are entitled to notice of and to vote at this annual meeting. This notice was mailed only to those stockholders. A list of stockholders entitled to vote at the annual meeting will be available for examination at the Company's executive offices in West Palm Beach, Florida, during regular business hours beginning on ___________________, 2003 and at the annual meeting.

     You are cordially invited to attend the annual meeting in person. If you attend the annual meeting, you may revoke your proxy and vote in person. Your proxy may be revoked at any time before it is voted.

     To assure your representation at the annual meeting, please complete, sign, date and mail promptly the enclosed proxy, which
is being solicited by our board of directors.   An addressed
return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

     The enclosed proxy statement and proxy card were first mailed on or about _______________, 2003 to all of the stockholders entitled to vote at the annual meeting.

By Order of the Board of Directors,

Ronald A. Adams
Chairman of the Board of Directors

Palm Beach, Florida
_________________, 2003

                        TABLE OF CONTENTS
                                                                    Page
                                                                    ----

FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT..........  1

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS AND PRINCIPAL
     STOCKHOLDERS...................................................  3

THE FIRST PROPOSAL ON WHICH YOU BEING ASKED TO VOTE --THE
     ELECTION OF FOUR DIRECTORS.....................................  5

CERTAIN TRANSACTIONS WITH MANAGEMENT................................  7

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............  9

COMMITTEES AND MEETINGS OF DIRECTORS................................  9

EXECUTIVE COMPENSATION.............................................. 12

THE SECOND PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE --
     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS............ 14

THE THIRD PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE --
     PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO
     INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
     STOCK OF THE COMPANY FROM 25,000,000 TO 50,000,000............. 14

SUBMISSION OF STOCKHOLDER PROPOSALS................................. 15

OTHER MATTERS....................................................... 15

AUDIT COMMITTEE CHARTER..................................... APPENDIX A

PROPOSED AMENDED AND RESTATED SDC CHARTER................... APPENDIX B

   FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT

1.   Q:   What is a proxy?

     A:   A proxy is a procedure that enables you, as a
stockholder, to authorize someone else to cast your vote for you. The board of directors of SDC International, Inc. (the "Company") is soliciting your proxy, and asking you to authorize Ronald A. Adams, our Chairman and Chief Executive Officer, and General Alexander M. Haig, Jr., a member of our Board of Directors, to cast your vote for you at the 2003 annual meeting. You may, of course, cast your vote in person or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2.   Q:   What are a proxy statement and a proxy card?

     A:   A proxy statement is the document the United States
Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote. A proxy card is the form by which you may authorize someone else, in this case Mr. Adams or General Haig, to cast your vote for you. This proxy statement and the proxy card with respect to our 2003 annual meeting were mailed on or about _________________, 2003 to all stockholders entitled to vote at the annual meeting.

3.   Q:   Who is entitled to vote?

     A:   Only holders of shares of our common stock at the close
of business on _____________, 2003 (the "Record Date") are entitled to vote at the annual meeting. Each stockholder of record has one vote for each share of common stock on each matter presented for a vote.

4.   Q:   What will I vote on at the annual meeting?

     A:   At the annual meeting, stockholders are being asked to
     vote to:

          (i) Elect five directors for a one-year term or until the election and qualification of their respective successors;

          (ii) Ratify the appointment of BDO CS s.r.o. as our independent auditors;

          (iii)     Vote upon a proposal to amend the our
          certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000; and

          (iv) Transact any other business that is properly submitted before the annual meeting or any adjournments of the annual meeting.

5.   Q:   How does the board of directors recommend I vote on the
proposals?

     A:   The board of directors recommends a vote FOR each
     proposal.

6.   Q:   How can I vote?

     A:   You may vote in person or by proxy. To vote by proxy,
complete, sign, date and return the enclosed proxy card in the enclosed envelope. If you returned your signed proxy card to the Company before the annual meeting, the persons named as proxies on the card will vote your shares as you direct. Shares represented by proxies which are marked "WITHHELD" to vote for all five nominees for director, or for any individual nominee(s) for election as director(s) and which are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. Similarly, shares represented by proxies which are marked "ABSTAIN" on the proposals to ratify the appointment of BDO CS s.r.o., to amend our certificate of incorporation to increase the number of authorized common shares will not be counted in determining whether the requisite vote has been received for such proposal. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

     (i) Providing written notice of revocation to the Secretary of the Company at the address shown on the Notice of Annual
Meeting of Stockholders on the first page of this booklet;

     (ii) Submitting another proxy that is properly signed and that is dated later; or

     (iii) Voting in person at the meeting (but only if the shares are registered in the Company's records in your name and not in the name of a broker, dealer, bank or other third party).

7.   Q:   Is my vote confidential?

     A:   Yes, your vote is confidential. Only the inspectors of
election and certain employees associated with processing proxy cards and counting the votes have access to your proxy card. All comments received will be forwarded to management on an anonymous basis unless, of course, you ask that your name be disclosed.

8.   Q:   What is a quorum?

     A:   There were ____________________ shares of the Company's
common stock outstanding on the Record Date. A majority of the outstanding shares, or ____________________ shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the annual meeting. Abstentions and broker non-votes are counted as votes present. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

9.   Q:   How does voting work?

     A:   If a quorum exists at the Annual Meeting, a plurality
vote, being the greatest number of the shares voted, although not a majority, is required to elect the five nominees for director. The five nominees receiving the highest number of votes will be elected. If a quorum is present, the affirmative vote by the holders of a majority of the shares present, or represented by proxy, is required to ratify the reappointment of BDO CS s.r.o. as our independent auditors for the year ending December 31, 2003. The affirmative vote by the holders of a majority of all of the outstanding shares entitled to vote, however, is required to approve the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock. Broker non-votes are excluded for each of these purposes. Therefore, while a broker non-vote will have no effect on the proposals to elect the five nominees for director or to ratify the reappointment of BDO CS s.r.o. as the independent auditors, a broker non-vote has the effect of a vote against the proposal to amend the certificate of incorporation to increase the number of authorized shares of common stock.

We will vote properly executed proxies we receive prior to the annual meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominees for director, FOR the ratification of BDO CS s.r.o. as our independent auditors and FOR the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock. No other proposals are currently scheduled to be presented at the annual meeting.

10.  Q:   Who pays for the costs of the annual meeting?

     A:   We pay the cost of preparing and printing the proxy
statement and the proxy card, and soliciting proxies. We will solicit proxies primarily by mail, but also may solicit proxies personally and by telephone, facsimile or other means. Officers and regular employees of the Company and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to us. We also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of the Company's common stock.

11.  Q:   When are stockholder proposals for the 2004 Annual
Meeting due?

     A:   All stockholder proposals to be considered for
inclusion in next year's proxy statement under SEC Rule 14a-8 must be submitted in writing to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet, by ___________________, 2003. If a stockholder of the Company wishes to present a proposal before the 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting"), but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, that stockholder must give written notice to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet, by _______________, 2003. If a stockholder fails to provide timely notice of a proposal to be presented at the 2004 Annual Meeting, the proxies designated by the board of directors of the Company will have discretionary authority to vote on any such proposal. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS AND PRINCIPAL
STOCKHOLDERS

Ownership of Our Securities

  The following table contains information as of April 15, 2003, as to the number of shares of common stock which is beneficially owned by (i) each of the persons listed on the Summary Compensation Table appearing later in this report or each entity known by SDC to own beneficially more than 5% of SDC's Common Stock, (ii) each person who is a Director of SDC, and (iii) all persons as a group who are Directors and Officers of SDC, and as to the percentage of the outstanding shares held by said individuals or entities. There is only one issued class of security of SDC, Common Stock, as of May 27, 2003.

  Title of Class:  Common Shares

                    Ownership of Common Stock

Name and Address of           Number of Shares          Percentage of
Beneficial Owner (1)              Owned (2)        Outstanding Shares (2)
-------------------------------------------------------------------------
Ronald A. Adams (3)               2,314,550                 9.74%
231 Bradley Place
Palm Beach, FL 33480

Milota K. Srkal (4)               2,284,250                 9.61%
231 Bradley Place
Palm Beach, FL 33480

Henry S. Green, Jr. (5)             304,284                  1.37%
c/o The Entrepreneur's Source
3300 Joyce Drive,
Suite C
Ft. Worth, TX 76116

Alexander M. Haig, Jr. (6)          505,000                  2.24%
1155 15th Street, N.W.,
Suite 800
Washington, DC 20005

Thomas B. Walker (7)                 61,000                     *
231 Bradley Place
Palm Beach, FL 33480

Somerset Capital                  1,510,450                 6.81%
Partners, L.P. (8)
10 East 40th Street,
Suite 4101
New York, NY  10016

Venus Projects Ltd.(9)            1,407,571                 6.34%
36 Paradise Road
Richmond, Surrey TW9
1SE
United Kingdom

Sam Eyde (10)                     2,350,000                10.16%
28 Byron Circle
Lansing, MI  48913

Terex Corporation                 1,306,837                 5.89%
c/o Eric I. Cohen
Senior Vice President
500 Post Road East,
Suite 320
Westport, CT 06880

All Officers and                  5,469,084                19.27%
Directors as a Group
(includes 6 persons)(11)


-----------------------------
* Less than 1%.

(1) Except as otherwise indicated, SDC believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2) Includes shares issuable pursuant to currently exercisable options. The percentage calculations are based on 22,187,987 shares of common stock outstanding as of May 27, 2003.
(3)  Includes 500,000 shares received on May 1, 1994 by WCG
     Holdings, Inc., a company controlled by Mr. Adams; 30,300 shares owned by Zephyr Offshore, Inc., a company that Mr. Adams may be deemed to control; 150,000 shares acquired on June 20, 2000; 1,582,250 shares issuable pursuant to currently exercisable options; and 52,000 shares acquired on the open market between September 26, 2001 and October 10, 2001.
(4) Includes 27,840 shares received on April 24, 1997 through the merger of GGB into SDC; 100,000 shares acquired on December 1, 1997; 372,160 shares acquired on February 23, 1999; 1,582,250 shares issuable pursuant to currently exercisable options; and 52,000 shares acquired on the open market between September 26, 2001 and October 10, 2001.
(5) Includes 202,684 shares issued in 1994 to Double Seal Ring Company, Inc., which is controlled by Mr. Green's family; and 100,000 shares issuable pursuant to currently exercisable options; and 1,600 shares purchased in the open market.
(6) Includes 5,000 shares purchased on October 3, 2001; 100,000 shares issued on May 19, 1999; and 400,000 shares issuable pursuant to currently exercisable options.
(7) Includes 60,000 shares issuable pursuant to currently exercisable options; and 1000 shares purchased in the open market.
(8) The shares reported herein were originally reported as beneficially owned by Schaenen Capital Management, LLC, an affiliate of Emanon Partners. As of December 31, 2002, Schaenen Capital Management, LLC merged into Somerset Capital Advisers, LLC. Voting and dispositive power over these shares is shared with Somerset Capital Partners, L.P. and Somerset Capital Management, LLC, and with Michael Schaenen, Louis G. Markatos and
     F. Tracy Lavery, each of whom are managing members of Somerset Capital Advisers, LLC. Pursuant to certain loan agreements with the Company, from January 2000 to date, a monthly issuance of 15,000 shares has been made to Somerset Capital Advisers, LLC. This monthly issuance remains in effect to date and will remain in effect until such time as a registration statement covering all of these shares is filed. See the section entitled "Certain Transactions with Management."
(9)  The principal of Venus Projects Ltd. is Mr. Ravi Rishi.
(10) Includes 950,000 shares issuable pursuant to currently exercisable warrants that are held by Mr. Eyde or affiliates of Mr. Eyde.
(11) Includes Messrs. Adams, Srkal, Green, Haig, Walker and
     Shipley, comprising all of the current directors and officers of SDC. The number of shares owned and the percentage of outstanding shares in columns two and three, respectively, consist of the interests of Messrs. Adams, Srkal, Green, Haig and Walker as a group. At the time of this filing, Mr. Shipley does not own any shares or have any other beneficial interest in SDC.

     THE FIRST PROPOSAL ON WHICH YOU BEING ASKED TO VOTE --THE
                   ELECTION OF FIVE DIRECTORS

     We are asking you to vote for five candidates for director. Our board of directors has nominated Ronald A. Adams, Milota K. Srkal, Henry S. Green, Jr., Alexander M. Haig, Jr. and Zachary K. Shipley as directors to hold office for a one-year term or until the election and qualification of their respective successors. Each nominee currently serves as a director and has consented to his nomination and agreed to serve as a director, if elected.

     If any of the nominees is unable to stand for election, we may vote the shares to elect a substitute nominee or the number of directors to be elected at the annual meeting may be reduced.
Our board of directors recommends a vote FOR each of the nominees.

Information About the Directors, Nominees and Executive Officers

     The following is information about the five nominees for election as a director and the executive officers of the Company.

Name                              Age         Position
----                              --          --------
Ronald A. Adams                   52          Chairman of the Board, Chief
                                              Executive Officer,
                                              Director and Nominee

Milota K. Srkal                   57          President, Chief Operating
                                              Officer, Director and Nominee

Thomas B. Walker                  61          Chief Financial Officer

Henry S. Green, Jr.               70          Secretary, Director and
                                              Nominee

General Alexander M. Haig, Jr.    78          Director and Nominee

Zachary K. Shipley                50          Director and Nominee

  All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Vacancies on the Board of Directors may be filled by the remaining directors. Officers are elected annually, and serve at the discretion of the Board of Directors. There are no family relationships between or among any officers or directors of SDC.

  Ronald A. Adams has been the Chairman, Chief Executive Officer and a director of SDC since 1994. From 1986 through 1996, he served as President of Worth Capital Group. From 1996 through 2001, he served as a Financial Advisor to Double Seal Ring Company and, from 1994 to 1996, as a Financial Advisor to Skoda Diesel. Both of these entities are among the founding shareholders of SDC. For the 14 years prior to 1986, Mr. Adams was Chief Executive Officer of Haltom Manufacturing Company, engaged in manufacturing of corporate recognition items. He attended the University of Oklahoma and graduated from Texas Christian University, where he performed post-graduate studies.

  Milota K. Srkal has been the President, Chief Operating Officer and a director of SDC since 1998. Mr. Srkal was President and Founder of Golden Grove Business, Inc., which we refer to as GGB, the Tatra distributor in certain Central and South American countries. GGB merged into SDC in 1997. Prior to founding GGB, Mr. Srkal was associated with Frederic R. Harris, Inc., an international construction and management firm. He served as its Senior Vice President until resigning to found GGB.

  Thomas B. Walker has been Chief Financial Officer, on a part time basis, of SDC since January 2003. Mr. Walker has over twenty five years of senior executive experience in financial management and in the financial services industry and with large multinational corporations. Past positions include founder and Chairman of the Advisory Board of Brown Brothers Harriman & Co. in Palm Beach, Florida; Chairman, President and CEO of the First National Bank of Palm Beach, the private banking division of Southeast Banking Corporation; CFO of the National Bank of Georgia in Atlanta; CFO of Central Bank of Denver, Colorado; and Treasurer of Southeast Banking Corporation in Miami, Florida.

  Henry S. Green, Jr. has been Secretary of SDC since December 1996 and a director since 1994. In 2002, Mr. Green retired as Chairman and President of Double Seal Ring Company where he had been employed since 1955 and had served as a director since 1978. Double Seal, founded in 1931, manufactures industrial piston rings such as those used in industrial equipment and diesel and gas generating sets. He is a graduate of the Business Administration School at Oklahoma State University and attended the United States Naval Command School.

  General Alexander M. Haig, Jr. has been a director of SDC since January 2002. Since May 1999 General Haig served as Strategic Advisor to SDC. For more than the past five years, General Haig has been Chairman and owner of Worldwide Associates,

Inc., a Washington, D.C. based international advisory firm assisting domestic and international corporations in gaining market entry and venture capital activities, public speaking and writing. General Haig is host of his own weekly television program, "World Business Review" and serves on the board of directors of MGM Mirage, Inc., Metro-Goldwyn-Mayer, Inc., Indevus Pharmaceuticals, Inc. and Compuserve Interactive Services, Inc. General Haig served as White House Chief of Staff from 1973 to 1974; Supreme Allied Commander of NATO from 1974 to 1979; and United States Secretary of State from 1981 to 1982. In addition, he served as President and Chief Operating Officer of United Technologies Corporation from 1979 to 1981 and remains as a consultant.

  Zachary K. Shipley has been a director since February 2003. Mr. Shipley was an officer and director of Oxbow Corporation since its founding in 1983 and its Vice President of Finance since 1986. Mr. Shipley received his A.B. degree cum laude from Harvard College in Cambridge, Massachusetts, in 1974 and his M.B.A. from Harvard Business School in 1980. Before joining Oxbow, Mr. Shipley was a consultant with Bain & Company in Boston, Massachusetts.

              CERTAIN TRANSACTIONS WITH MANAGEMENT

    SDC and General Haig are parties to a Strategic Advisor Agreement pursuant to which General Haig provides advisory services to SDC. In September, 2001, General Haig was paid $85,000 by SDC for services previously rendered by him. In addition, in September 2001, SDC and General Haig renewed the Strategic Advisor Agreement. In consideration for renewing the agreement, on September 9, 2001, General Haig was issued fully vested stock options to purchase 300,000 shares of common stock of SDC at an exercise price of $0.40 per share and 100,000 options to purchase common stock at a price of $0.40 per share which vested upon General Haig becoming a director of SDC in
January 2002.   In addition, pursuant to the terms of the
Strategic Advisor Agreement, General Haig will be entitled to receive between one and two percent of the total gross contract amount of any contract entered into by SDC or any of its subsidiaries which was obtained through the efforts of General Haig.

  Mr. Adams served as a Financial Advisor to the Board of Directors of Double Seal Ring Company, Inc., a company controlled by Henry S. Green, a Director of SDC, until it was sold in 2002. Mr. Adams received a monthly payment for such services of $3,000. Until the end of 2001, SDC leased its executive office on a month to month basis from Mr. Adams. Rent expense under the arrangement amounted to $24,000 during each of the years ended December 31, 2001 and 2000.

  On September 11, 2000, SDC paid Mr. Srkal $20,295 to cover taxes owed for 372,160 restricted shares of common stock which were issued to him on February 23, 1999 in consideration for services rendered. On September 25, 2001, Mr. Adams and Mr. Srkal issued SDC a 9% note in the principal amount of $100,000, payable in 18 months.

  During 1999 and 2000, SDC issued to Sam Eyde three promissory notes totaling $550,000. These notes bear interest at 14% per year and were payable on July 30, 2002. At December 31, 2001, the notes plus accrued interest of $159,000 were outstanding. During 2000, SDC issued to Mr. Eyde 32,500 shares of common stock valued at $24,375, the quoted market price, to extend the due date of the notes. During 2002, in consideration for extending the due date of the notes to June 30, 2003, SDC issued to Mr. Eyde 100,000 warrants to purchase shares of common stock of SDC at an exercise price of $.75 per share. The warrants are exercisable from the date of issue through December 31, 2003.

  On June 28, 2001, SDC issued to Ron Adams a promissory note totaling $500,000, bearing interest at 14% per year. This note was payable on September 30, 2001. As of December 31, 2001, the remaining outstanding balance of the note and accrued interest totaled $148,000. In connection with this note, Mr. Adams borrowed approximately $500,000 from another stockholder of SDC. This note from the stockholder was secured by 1,000,000 shares of common stock of SDC and a personal guaranty from Mr. Adams. Upon repayment of the balance of the note, 750,000 shares of common stock will be returned to SDC and the stockholder will hold the remaining 250,000 shares. In addition, in connection with the extension of the maturity date of this note, SDC agreed to issue to the stockholder an additional 250,000 common shares. The borrowings related to these loans were fully paid in January 2002.

     In June 1998, SDC entered into an agreement for an unsecured $500,000 line of credit with an affiliate of Emanon Partners. The line of credit had an interest rate of 14% per year and was payable on December 31, 1999. Upon default, and as agreed to in the note issued under the line of credit, on March 2, 2000, the noteholder converted the note, totaling $500,000 plus accrued interest of $114,000 at a rate of $1.00 per share into 614,110 shares of common stock. Under the terms of an agreement to extend the maturity date to December 31, 1999, 216,000 shares of common stock, were issued to the noteholder during 2000. In addition, during 2000, Emanon also converted a note originally entered into in June 1998 with an outstanding principal balance of $100,000 plus accrued interest of $25,660 into 125,660 shares of common stock valued at $125,660, which was the quoted market price. In connection with these borrowings, SDC committed to issuing to Emanon or to an affiliate of Emanon, 15,000 shares per month until such time as a registration statement covering all of these shares has been filed. No registration statement has been filed to date and this obligation is ongoing. As a result of this commitment, SDC issued 180,000 shares to Emanon or an affiliate of Emanon in each of 2000 and 2001, valued at $202,445 and $130,002, respectively.

     In connection with the acquisition of Tatra, SDC received financing from a strategic shareholder, Terex Corporation, in the amount of $10,904,000. SDC's chairman and its president personally guaranteed these notes at the time of their issuance, although these guarantees were subsequently released after the shares of SDC were issued to Terex.

     On January 23, 2003, SDC entered into an employment agreement with Thomas B. Walker pursuant to which Mr. Walker agreed to undertake the general and active duties of Chief Financial Officer of SDC on a part time basis beginning
February 1, 2003. The term of Mr. Walker's employment agreement is one year in exchange for a salary of $10,000 per month, of which a portion is allocated to Tatum CFO Partners, LLP, a national partnership of Chief Financial Officers of which Mr. Walker is an equity partner. Under the terms of the agreement, Mr. Walker will receive up to 240,000 options to purchase common stock of SDC upon the terms and conditions of a stock option agreement to be executed by the parties. Twenty thousand shares shall vest monthly, of which 10,000 options shall vest at an exercise price of $.75 per share and 10,000 shares shall vest at an exercise price of $1.00 per share, for the term of this agreement.

     In 2002, SDC issued two promissory notes to Venus Projects Ltd. in the aggregate principal amount of $590,000, each bearing interest at 9% per year. The first note, which was issued on June 27, 2002 in the aggregate principal amount of $390,000, was originally due and payable on June 27, 2003 and its maturity date was subsequently extended to October 1, 2004. The second note, which was issued on September 4, 2002 in the aggregate principal amount of $200,000, was originally due and payable on December 31, 2002, and its maturity date was extended to March 31, 2003 and subsequently to October 1, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended requires SDC's officers and directors, and persons who own more than ten percent of a registered class of SDC's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish SDC with copies of all Section 16(a) reports that they file.

  For each of the fiscal years ended December 31, 2002 and 2001, each of Ronald A. Adams, Milota K. Srkal, Henry S. Green, Jr. and
General Alexander M. Haig, Jr. did not timely file a Form 5 as required by Section 16(a) of the Exchange Act.

  For   each  of  Messrs.  Adams,  Srkal  and  General  Haig  two
transactions  were not timely reported, and for each  of  Messrs.
Green and Walker one transaction was not timely reported.

              COMMITTEES AND MEETINGS OF DIRECTORS

     The board of directors has established an audit committee and a compensation committee.

     Until February 2002, the audit committee members were Messrs. Adams and Srkal. The audit committee was reconstituted in February 2002 concurrent with the appointment of Messrs. Green, Haig and Drummond C. Bell III to our board of directors. At December 31, 2002, the members of the audit committee were Messrs. Green and Bell. The audit committee met twice during 2002. In February 2003, Mr. Bell resigned from the board and the audit committee and Zachary K. Shipley was appointed to the board and to the audit committee.

     At December 31, 2001, the compensation committee members were Messrs. Adams and Srkal. The compensation committee was reconstituted in February 2002 concurrent with the appointment of Messrs. Green, Haig and Bell to our board of directors. The members of the compensation committee are now Messrs. Haig and
Green.   The compensation committee determines executive
compensation and long-term incentive compensation awards. The compensation committee did not meet during 2002.

     The Company does not have a nominating committee.

     Our board of directors met five times during 2002.
Committees of the Board held no additional meetings during 2002.
During 2002, each of the directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

Report of the Audit Committee

     During the year 2001, at each of its meetings, the audit committee met with the members of our financial management team. The audit committee also had private sessions with our independent auditors at which candid discussions of financial management, accounting and internal control issues occurred.

     On April 16, 2002, KPMG Ceska republika, s.r.o. ("KPMG") resigned as the Company's independent public accountants.

     KPMG was engaged on January 15, 2002 to serve as the Company's independent public accountants for the fiscal year ended December 31, 2001. On February 22, 2002, KPMG delivered to the Company a report (the "Tatra Report") on the financial statements of Tatra, a.s., a majority-owned subsidiary of the Company and also the parent company of a group of operating subsidiaries through which Tatra conducts its business (collectively with Tatra, the "Tatra Group"). The Company acquired its equity interest in the Tatra Group in December 2001. The Tatra Report was qualified as follows:

     1) In the Tatra Report, KPMG drew attention to Note V to Tatra's consolidated financial statements. Note V to Tatra's consolidated financial statements (i) states that significant measures were carried out in 2000 and 2001 which resulted in an increase in equity through an increase in registered capital and conversion of receivables from major shareholders, and (ii) outlines the process in 2001 whereby the Company acquired its equity interest in Tatra, and further states management's belief that these changes in Tatra's capital and ownership structure removed doubts as to whether the Tatra Group would be able to continue as a going concern as stated in previous years' financial statements.

     2) In the Tatra Report, KPMG drew attention to Note I of Tatra's consolidated financial statements, which states that a qualified audit opinion has been issued on the financial statements of the following companies in the Tatra Group: Slevarna Tatra, a.s., Kovarna Tatra, a.s., Energetika Tatra, a.s., Narad'ovna Tatra, spol. sr.o., Doprava Tatra, spol.sr.o., and Tatratest, spol.sr.o. KPMG further noted in the Tatra Report that such qualifications had been taken into account during the preparation of Tatra's consolidated financial statements. Note I to Tatra's consolidated financial statements states that the qualified auditor's opinion issued with respect to the financial statements of the foregoing companies in the Tatra Group was issued with respect to the evaluation of their respective fixed assets. Note I further states that, due to such assets having been transferred within the Tatra Group in the past, the qualifications do not have any impact on the consolidated financial statement of Tatra, since the relevant transactions have already been reflected in prior accounting periods.

     Other than as specifically set forth in the foregoing paragraphs with respect to the Tatra Group, KPMG issued no reports with respect to the Company during KPMG's tenure as the Company's independent public accountants. Accordingly, there were no reports issued by KPMG with respect to the Company containing any adverse opinion or a disclaimer of opinion, nor were there any such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During KPMG's tenure as the Company's independent public accountants, there were no disagreements at any time between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statement of the Company.

     On July 2, 2002, the Company appointed BDO CS s.r.o., the
Czech Republic affiliate of BDO International, to serve as the independent auditor for the Company and its subsidiary Tatra.

Membership and Role of the Audit Committee

     Each member of our audit committee is independent within the meaning of the NASDAQ Stock Market listing standards. The audit committee operates under a written charter adopted by the board of directors, which is included in this proxy statement as Appendix A.

     The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to our financial matters. The audit committee's duties and responsibilities are to:

     * serve as an independent and objective party to monitor our financial reporting process and internal control systems;

     * review and appraise the audit efforts of our independent accountants and any internal auditor; and

     *   provide  an  open  avenue  of  communication  among  the
         independent    accountants,   financial    and    senior
         management, any internal auditor and the board of directors.


Review of Our Audited Financial Statements

     The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2001 with our management. Members of the audit committee have also discussed with BDO CS s.r.o., our independent public accountants, matters required to be discussed by Statement on Auditing Standards No. 61 - "Communication with Audit Committees".

     The audit committee has also received the written disclosures and the letter from BDO CS s.r.o. required by Independent Standards Board Standard No. 1 - "Independent Discussion with Audit Committees" and the members of the audit committee have discussed the independence of BDO CS s.r.o. with that firm.

     Based on the audit committee's review and discussions noted above, the audit committee recommended to the board of directors that our audited financial statements be included in our annual report for the year ended December 31, 2001, that has been filed with the Securities and Exchange Commission.

Fee Information

Audit Fees

     BDO CS s.r.o. (Czech Republic) and their U.S. Affiliate, BDO Seidman, LLP billed approximately $400,000 (including expenses) for professional services rendered for the audit of our annual financial statements for fiscal 2001. Such fees and expenses included $311,000 billed in connection with the audit of Tatra a.s. for the two years ended December 31, 2001 which is included in our Form 10-KSB for the year ended December 31, 2001.

     Richard A. Eisner & Company, LLP billed us approximately
$72,000 for professional services rendered for the reviews of the financial statements included in our Form 10-Q's filed during fiscal 2001.

     KPMG billed approximately $97,000 for professional services rendered for the audit of our annual financial statements for fiscal 2000, and approximately $97,000 for professional services rendered for the audit of our annual financial statements for fiscal 2001. In addition, KPMG billed approximately $147,000 for professional services rendered for the unfinished US GAAP audit in 2001, and one further invoice for approximately $107,000 which was not paid.

Financial Information Systems Design and Implementation Fees

     Neither Richard A. Eisner & Company, LLP nor BDO CS s.r.o.
rendered any professional services to us in connection with financial implementation systems design and implementation during the year ended December 31, 2001.

All Other Fees

     The fees, including expenses, billed by Richard A. Eisner and Company, LLP to us for professional services rendered during the year ended December 31, 2001 other than as stated under the caption Audit Fees above were approximately $20,000. The audit committee considered whether the provision of these non-audit services is compatible with maintaining such firm's independence and has concluded that it is compatible.

The Audit Committee

Henry S. Green, Jr., Chairman
Zachary K. Shipley

                     EXECUTIVE COMPENSATION

  The following table sets forth the total compensation paid or accrued for the years ended December 31, 2002, 2001, 2000 and 1999 for SDC's Chief Executive Officer during the year ended December 31, 2001 and its most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus for the fiscal year ended December 31, 2002 were in excess of $100,000 each.

                                       Summary Compensation Table
                                       --------------------------

                                     Annual Compensation                Long Term Compensation
                          ------------------------------------------  -------------------------
                                                                               Awards
                          ---------------------------------------------------------------------
Name and                  Year    Salary     Bonus         Other      Restricted     Securities
Principal                           $          $          Annual         Stock       Underlying
Position                                               Compensation   Awards ($)      Options/
                                                          ($)(1)                      SARs(#)
-----------------------------------------------------------------------------------------------
Ronald A. Adams(1)        2002    300,000     --            --             --             --
                          2001    156,000   500,000         --             --        1,582,250
Chief Executive Officer   2000    156,000     --            --             --             --
                          1999    156,000     --            --             --             --
-----------------------------------------------------------------------------------------------

Milota K. Srkal(1)        2002    300,000     --            --             --             --
                          2001    156,000   500,000         --             --         1,582,250
Chief Operating Officer   2000    156,000     --          20,295           --             --
                          1999    156,000     --            --           326,000          --
-----------------------------------------------------------------------------------------------

(1) In each of the years ended December 31, 2002, 2001, 2000 and 1999, Messrs. Adams and Srkal received normal and reasonable automobile, medical insurance and business expense reimbursements or payments made on their behalf for business related expenses.

Option Grants for the Years Ended December 31, 2001 and 2002

     The following table sets forth grants of stock options during the year ended December 31, 2001 to anyone who served as Chief Executive Officer and its four most highly compensated executive officers, other than its Chief Executive Officer. There were no stock options granted in 2002.

                      Common Stock      % of Total                      Market Price
                       Underlying     Options Granted     Exercise      of Shares on   Expiration
Name                 Options Granted    to Employees   Price Per Share  Date of Grant     Date
----                 ---------------  ---------------  ---------------  ------------   ----------
Ronald  A. Adams        1,582,250           35%             $0.10          $0.84       12/28/2011
Milota K. Srkal         1,582,250           35%             $0.10          $0.84       12/28/2011

Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table provides certain summary information concerning stock options held as of December 31, 2001 by SDC's Chief Executive Officer and its four most highly compensated executive officers, other than its Chief Executive Officer. No options were exercised during 2001 or 2002 by any of the officers.

                                                               Value of Unexercised
                       Number of Securities Underlying         In-The-Money Options
                           Unexercised Options #              at Fiscal Year-End($)(1)
                       -------------------------------      ----------------------------
Name                   Exercisable       Unexercisable      Exercisable    Unexercisable
----                   -----------       -------------      -----------    -------------
Ronald A. Adams         1,582,250              0            1,186,687.50       N/A
Milota K. Srkal         1,582,250              0            1,186,687.50       N/A

(1) Based upon the closing sale price on December 31, 2002 of $0.85 per share, as reported on the over-the-counter Bulletin
Board and the exercise price per option.

Stock Option Plan

  SDC established a 2001 Non-Qualified Stock Option Plan (the "2001 Plan") and a 2000 Non-Qualified Stock Option Plan (the "2000
Plan") authorizing the board of directors or the Stock Option Committee of the board of directors to issue from time to time on the Corporation's behalf options to employees, directors, consultants or representatives of SDC or any company that is a party to a consulting agreement with SDC. The 2001 Plan authorizes the issuance of options representing up to 2 million shares and the 2000 Plan authorizes the issuance of options representing up to 500,000 shares. The maximum number of shares issuable pursuant to each plan has been issued.

Employment Contracts and Directors Compensation

  In October 2001, SDC entered into employment agreements with Mr. Adams and Mr. Srkal, pursuant to which Mr. Adams serves as Chief Executive Officer of SDC and Mr. Srkal serves as President of SDC. The term of each employment agreement is for a period of three years and is automatically extended, on each anniversary of the effective date, for an additional one year term unless either party provides notice to the other party, during the 60-day period prior to the anniversary of the effective date of the applicable employment agreement, of its or his desire not to extend the agreement. Under these agreements, each of Mr. Adams and Mr. Srkal currently receives an annual base salary of $300,000 subject to adjustments for cost-of-living increases and other increases as determined by the board of directors. In addition, each of Mr. Adams and Mr. Srkal may be entitled to a bonus to be determined by the board of directors depending on the revenues and net profits of Tatra. On July 18, 2000, the board granted to each of Messrs. Adams and Srkal options (the number to be determined upon closing of the Tatra acquisition) to purchase shares of common stock of SDC. In connection with this grant, on December 28, 2001, upon completion of the Tatra acquisition, 1,582,250 options to purchase shares of common stock of SDC were issued to each of Messrs. Adams and Srkal. The options are exercisable at an exercise price of $0.10 per share, and may be exercised in whole or in part, at any time after the closing of the acquisition of Tatra, from time to time for a period of ten years.

  If either Mr. Adams or Mr. Srkal is terminated for any reason, he, his heirs or assigns shall be entitled to receive his normal compensation through the date of termination. If employment is terminated by reason of voluntary resignation, for cause, death or disability during the term of the agreement, SDC shall pay the executive all unpaid amounts of salary and bonus to which the executive is entitled prorata to the date of the executive's termination, and all unpaid amounts to which the executive is entitled under any compensatory or benefit plan or other fringe benefit. In addition, if employment is terminated by reason of voluntary resignation, for cause, death or disability during the term of the agreement, all unvested options granted expire as of the termination. If either Mr. Adams' or Mr. Srkal's employment is terminated for any reason other than a voluntary resignation, for cause, death or disability during the term of the agreement other than following a change of control, he will be entitled to receive a lump sum payment in an amount equal to the sum of (A) three times his annual salary plus (B) three times the amount of his bonus, if any for the previous year. In addition, all options that had not vested on or prior to the termination will accelerate and become immediately exercisable. If either Mr.
Adams' or Mr. Srkal's employment is terminated for any reason other than a voluntary resignation, for cause, death or disability during the term of the agreement following a change of control, he will be entitled to receive a lump sum payment in an amount equal to the sum of (A) three times his annual salary plus
(B) three times the greater of (i) the bonuses received by him during the twelve months immediately preceding the date of the termination and (ii) the average of the annual bonuses received by him during the two-year period preceding the date of the termination plus (C) an amount equal to the present value of any benefits that would have been payable to him had he continued as an employee of SDC for an additional two years. In addition, all options that had not vested on or prior to the termination will accelerate and become immediately exercisable.

     On January 23, 2003, SDC entered into an employment agreement with Thomas B. Walker pursuant to which Mr. Walker agreed to undertake the general and active duties of Chief Financial Officer of SDC on a part time basis beginning
February 1, 2003. The term of Mr. Walker's employment agreement is one year in exchange for a salary of $10,000 per month, of which a portion would be allocated to Tatum CFO Partners, LLP, a national partnership of CFOs of which Mr. Walker is an equity partner. Under the terms of the agreement, Mr. Walker will receive up to 240,000 options to purchase common stock of SDC upon the terms and conditions of a stock option agreement to be executed by the parties. Twenty thousand shares shall vest monthly, of which 10,000 options shall vest at an exercise price of $.75 per share and 10,000 shares shall vest at an exercise price of $1.00 per share, for the term of this agreement. Tatum CFO Partners will receive 25% of the shares awarded to Mr. Walker under this agreement.

  Directors who are not employees of SDC receive a director's fee of $5,000 for each quarterly board meeting attended in person and reimbursement of expenses incurred to attend these meetings.

   THE SECOND PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE --
       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by our stockholders, the board of directors has reappointed BDO CS s.r.o. as our independent auditors for the current year. The affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the annual meeting is required to ratify the appointment of BDO CS s.r.o. Unless you otherwise indicate on your proxy card, your returned proxy will be voted FOR ratification of the reappointment of BDO CS s.r.o.

     A representative from BDO CS s.r.o. will be available at the annual meeting to respond to any appropriate questions from stockholders.

     The board of directors recommends that you vote FOR the ratification of the appointment of the independent accountants.

   THE THIRD PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE --
 PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE
 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY
                 FROM 25,000,000 TO 50,000,000.

     Our board of directors has adopted a resolution to amend clause (A) of Article IV of our certificate of incorporation to increase the authorized shares of common stock from 25,000,000 shares to 50,000,000 shares, thereby increasing the total number of authorized shares of capital stock from 50,000,000 to 75,000,000 (the "Authorized Capital Amendment"). To effect the Authorized Capital Amendment, clause (A) of Article IV of the certificate of incorporation would be amended and restated to read as follows:

"A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 75,000,000 shares consisting of: (1) 50,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and (2) 25,000.000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock")."

     At the close of business on May 27, 2003, there were issued and outstanding:

     *    22,187,987 shares of Common Stock;

     * 3,824,500 shares of Common Stock issuable upon the exercise of outstanding stock options; and

     *    No shares of Preferred Stock.

     The increase in the authorized number of shares of common stock is proposed to allow us, where advantageous, to issue shares of our common stock in order to raise additional capital for working capital and other purposes, in connection with future acquisitions or other business combinations, to provide for the exercise of stock options or for other corporate purposes. To the extent that additional shares of common stock are issued, dilution to our existing stockholders will occur and the trading price of our common stock may be adversely affected. The issuance of these shares could under certain circumstances prevent or make more difficult the acquisition by a third party of control of the Company that is not supported by our Board of Directors. However, this proposal is not being submitted as a result of or in response to any accumulation of our shares or any threatened takeover, and we have no plans to subsequently implement additional measures having anti-takeover effects. We do not have any present plans, commitments or understandings to issue any additional shares of common stock if the Authorized Capital Amendment is approved.

    We believe that the number of shares of common stock that would be available for issuance following adoption of the Authorized Capital Amendment would be sufficient for the foreseeable future. We do not currently contemplate that further authorization by a vote of our stockholders will be solicited prior to the issuance of common stock that would be authorized if the Authorized Capital Amendment is approved. Other than increasing the number of authorized shares of our common stock, the proposal to increase the authorized shares of common stock will not affect the rights, preferences or privileges of the Company's stockholders. The board of directors has directed that the Authorized Capital Amendment be submitted for stockholder approval. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company will be required for approval of the Authorized Capital Amendment. In the absence of approval, the authorized number of shares of common stock will remain 25,000,000.

    When a proxy in the form of the proxy enclosed with this proxy statement is returned properly executed, unless marked to the contrary, such proxy will be voted in favor of the increase in authorized shares of common stock contemplated by the Authorized

Capital Amendment.

    The full text of the Authorized Capital Amendment is attached to this Proxy Statement as Appendix B.

    The board of directors recommends that you vote FOR the approval of the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000.


               SUBMISSION OF STOCKHOLDER PROPOSALS

    Proposals intended for inclusion in next year's proxy statement should be sent to the Company at 231 Bradley Place, Palm Beach, Florida 33401 and must be received by __________, 2003.


                          OTHER MATTERS

    The Company is not aware of any matter that may be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

Dated: __________, 2003

                                                       Appendix A

                     AUDIT COMMITTEE CHARTER


I.   General   The Audit Committee is appointed by the Board to
assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

II.  Members   The Board of Directors shall appoint an Audit
Committee consisting of at least two members. One member of the Audit Committee shall be designated as Chairman. Each member of the Audit Committee shall meet the independence requirements of the National Association of Securities Dealers, Inc. (the "NASD"). Each member of the Audit Committee shall be financially literate, and the Chairman of the Audit Committee shall have accounting or related financial management expertise.

III. Authority, Purposes, Duties and Responsibilities The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. However, the Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company. Specifically, the Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Audit Committee and the Board.

3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

4. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

5. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

6. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

7. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

8. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

10. Approve the fees to be paid to the independent auditor for audit services.

11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

15. Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

19. Obtain from the independent auditor assurance that Section l0A of the Securities Exchange Act of 1934 has not been implicated.

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's internal policies, including disclosures of insider and affiliated party transactions.

21. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

22. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

23. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

     (b) Any changes required in the planned scope of the internal audit.

     (c) The internal audit department responsibilities, budget and staffing.

24. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

25. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's internal policies.

26. Review with the Company's General Counsel, if any, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

27. Meet at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's internal policies.

                                                       Appendix B


        AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                               OF

                     SDC INTERNATIONAL, INC.

    1. The name of this corporation is SDC International, Inc. (the "Corporation").

    2. The Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State on June 29, 1994.

    3. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

    4. This Amended and Restated Certificate of Incorporation shall be effective as of _____________, 2003.

    5. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                            ARTICLE I
                            ---------
                       NAME OF CORPORATION
                       -------------------

     The name of the corporation is SDC International, Inc. (the
"Corporation").

                           ARTICLE II
                           ----------
                        REGISTERED OFFICE
                        -----------------

     The Corporation's registered office in the State of Delaware is located at 30 Old Rudnick Lane, in the City of Dover, in the County of Kent, Delaware 19901. The name of its registered agent at such address is CorpAmerica, Inc.

                           ARTICLE III
                           -----------
                             PURPOSE
                             -------

     The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be engaged under the General Corporation Law of the State of Delaware.

                           ARTICLE IV
                           ----------
                          CAPITAL STOCK
                          -------------

     A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 75,000,000 shares consisting of: (1) 50,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and (2) 25,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

     B. The Board of Directors shall have the full authority permitted by law, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series and to determine by resolution or resolutions the following provisions, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions, of the shares of any such series of Preferred Stock:

          (1) the designation of such series (which may by distinguishing number, letter or title), the number of shares to constitute such series (which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding) and the stated or liquidation value thereof, if different from the par value thereof;

          (2) whether the shares of such series shall have voting rights in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full or limited;

          (3) the dividends, if any, payable on such series, whether any such dividends shall be cumulative and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class of capital stock or any other series of Preferred Stock;

          (4) whether the shares of such series shall be subject to redemption at the election of the Corporation or the holders of such series, or upon the occurrence of a specified event and, if so, the times, prices and other terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed and the securities or other property payable on such redemption; if any;

          (5) the amount or amounts payable on, if any, and the preferences, if any, of shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation;

          (6) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (7) whether the shares of such series shall convertible into, or exchangeable for, shares of any other class of capital stock or any other series of Preferred Stock or any other securities
     (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversions or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (8) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, or upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of any other class of capital stock or any other series of Preferred Stock;

          (9) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of any other series or Preferred Stock or of any other class of capital stock;

          (10) the ranking (be it part passu, junior or senior) of each series via-a-via any other class of capital stock or series of Preferred Stocks to the payment of dividends, the distribution of assets and all other matters; and

          (11) any other powers, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions of such series of Preferred Stock. Insofar as they are not inconsistent with the provisions of this Certificate of Incorporation, to the full extent permitted in accordance with the General Corporation Law of the State of Delaware.

     C. The powers, preferences and relative, participating, optional or other special rights, if any, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issues at different times may differ as to the dates from which dividends thereon shall be cumulative.

     D. Subject to the other provisions of this Article FOURTH and actions taken by the Board of Directors pursuant to this Article FOURTH:

       (1) Except as may be designated by the Board of Directors with respect to any Preferred Stock issued by the Corporation, the voting power of the Corporation shall be exclusively vested in the Common Stock.

       (2) Except as may be designated by the Board of Directors with respect to any Preferred Stock issued by the Corporation, holders of Preferred Stock and holders of Common Stock shall not have any preemptive, preferential or other right to subscribe for or purchase or acquire any shares of any class or series or capital stock or any other securities of the Corporation, whether now or hereafter authorized, and whether or not convertible into, or evidencing or carrying the right to purchase, shares of any class or series of capital stock or any other securities now or hereafter authorized and whether the same shall be issued for cash, services or properly, or by way of dividend or otherwise, other than such right, if any, as the Board of Directors in its discretion from time to time may determine. If the Board of Directors shall offer to the holders of the Preferred Stock or the holders of the Common Stock, or any of them, any such shares or other securities of the Corporation, such offer shall not in any way constitute a waiver or release of the right of the Board of Directors subsequently to dispose of other portions of said shares or securities without so offering the same to said holders.

       (3) The shares of Preferred Stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine

       (4) With respect to all matters upon which holders of Common Stock are entitled to vote or to which holders of Common Stock are entitled to give consent, except as may be provided in this Certificate of Incorporation or by applicable law, every holder of Common Stock shall be entitled to cast thereon one vote in person or by proxy for each share of Common Stock standing in such holder's name on the transfer books of the Corporation.

                            ARTICLE V
                            ---------
                  MANAGEMENT OF THE CORPORATION
                  -----------------------------

     The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

                           ARTICLE VI
                           ----------
                         INDEMNIFICATION
                         ---------------

     No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the direct derived an improper personal benefit. No amendment to or appeal of this Article Sixth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     IN WITNESS WHEREOF, I, THE UNDERSIGNED, being the Chairman of the Board and Chief Executive Officer of the Corporation, do make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have thereunto set my hand this ___ day of __________, 2003.


                                   ------------------------------
                                   Ronald A. Adams
                                   Chairman of the Board and
                                   Chief Executive Officer

SDC International, Inc.
231 Bradley Place
Palm Beach, Florida 33480

-------------------------

ANNUAL MEETING OF STOCKHOLDERS
___________, 2003
10:00 a.m. local time
Sheraton Hotel
630 Clearwater Park Road
W. Palm Beach, Florida 33401

ADMISSION TICKET
Please present this ticket for
admittance of stockholder(s)
named below.

-------------------------------------------------------------------

                     DETACH CARD IF MAILING

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

YOUR DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 and 3.

1.   Election of directors

     FOR ALL nominees                   / /

     WITHHOLD FROM ALL nominees         / /

     FOR ALL EXCEPT THE FOLLOWING NOMINEE(S):

--------------------------------------------------------

2.   Ratification of Auditors

                    FOR       AGAINST   ABSTAIN

                    / /       / /       / /

3. Approval of Amendment of certificate of incorporation to increase number of authorized shares of common stock from 25,000,000 to 50,000,000.

                    FOR       AGAINST   ABSTAIN

                    / /       / /       / /


ANNUAL REPORT

For multiple accounts only, mark here to discontinue extra annual report.

Signature(s):  ___________________________________________   Date
___________,2003 Please sign this proxy as name(s) appears above and return it promptly whether or not you plan to attend the annual meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.


                            P R O X Y

                     SDC INTERNATIONAL, INC.
                        231 Bradley Place
                    Palm Beach, Florida 33480
              THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON __________, 2003

-------------------------------------------------------------------

The undersigned hereby appoints Ronald A. Adams and General Alexander M. Haig, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of the undersigned in SDC International, Inc. at the annual meeting of stockholders to be held at the Sheraton Hotel at 630 Clearwater Park Road, W. Palm Beach, Florida, at 10:00 a.m. on __________, 2003, and at any adjournment thereof, upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished with the proxy card, subject to any directions indicated on the other side of the proxy card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PROXY COMMITTEE IS AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

Your vote for the election of directors may be indicated on the other side. Nominees are: Ronald A. Adams, Milota K. Srkal,
Henry S. Green, Jr. and Alexander M. Haig, Jr.

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO SDC INTERNATIONAL, INC., C/O 231 BRADLEY PLACE, PALM BEACH, FLORIDA 33480, ATTENTION: RONALD A. ADAMS, CHAIRMAN. IF YOU DO NOT SIGN AND RETURN A PROXY CARD, VOTE BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

-------------------------------------------------------------------


COMMENTS:

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